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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016

Great Elm Capital Corp.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-01211 (Commission File Number)	81-2621577 (IRS Employer Identification No.)

200 Clarendon Street, 51st Floor, Boston, MA (Address of principal executive offices)	02116 (Zip Code)

Registrant's telephone number, including area code (617) 375-3006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Results of Operations and Financial Condition.

        On December 27, 2016, Great Elm Capital Corp. (the "Company") issued a press release announcing its opening net asset value and initial distributions. The press release is furnished as Exhibit 99.1.

        The Company is providing a consolidated statement of assets and liabilities as of November 3, 2016 at page 11.

Item 9.01    Financial Statements and Exhibits.

(a)
Pro Forma Financial Information

        On June 23, 2016, the Company entered into an agreement and plan of merger (the "Merger Agreement") with Full Circle Capital Corporation, a Maryland corporation ("Full Circle"), providing for the merger of Full Circle with and into the Company (the "Merger"). The Merger closed on November 3, 2016.

        As required by Article 11 of Regulation S-X, the pro forma combined consolidated statement of assets and liabilities and schedule of investments of the Company as of June 30, 2016 giving effect to the Merger on pages 3 to 9 are incorporated herein by reference.

(d)
Exhibits. The exhibit index following this report is incorporated herein by reference.

 UNAUDITED COMBINING CONSOLIDATED PRO FORMA FINANCIAL INFORMATION

        On June 23, 2016, Great Elm Capital Corp. ("GECC") entered into an agreement and plan of merger (the "Merger Agreement") with Full Circle Capital Corporation ("Full Circle"). After completion of the merger of Full Circle with and into GECC (the "Merger"), GECC succeeded to all of Full Circle's assets and liabilities.

        On June 23, 2016, GECC entered into a subscription agreement (the "Subscription Agreement") with Great Elm Capital Group, Inc. ("Great Elm Capital Group") and funds (the "MAST Funds") managed by MAST Capital Management, LLC ("MAST"). After the completion of the transactions contemplated by the Subscription Agreement (the "Formation Transactions"), GECC had $30 million of cash and owned a portfolio of debt instruments that MAST valued at approximately $90 million (the "Initial GECC Portfolio") as of June 30, 2016.

        The following unaudited combining consolidated pro forma statement of assets and liabilities and schedule of investments gives pro forma effect to the Merger and the Formation Transactions. Specifically, GECC presents the unaudited combining consolidated pro forma statement of assets and liabilities as if on June 30, 2016:

  •
  the Formation Transactions had been completed resulting in GECC owning the Initial GECC Portfolio; and

  •
  the Merger had been completed.

        In order to make the unaudited combining consolidated pro forma statement of assets and liabilities easier to read, we refer throughout to unaudited combining consolidated pro forma financial statements, associated adjustments and related information as the "pro forma financial statements" throughout this document. All such statements and information are consolidated and unaudited, as well as combining to give effect to the foregoing transactions.

        The pro forma financial statements are based on, and should be read in conjunction with, the following separate historical consolidated financial statements and accompanying notes of Full Circle, GECC and the special purpose statement of investments of the MAST Funds that were included in GECC's prospectus related to the Merger.

GREAT ELM CAPITAL CORP. AND SUBSIDIARIES
UNAUDITED COMBINING CONSOLIDATED PRO FORMA FINANCIAL INFORMATION
AS OF JUNE 30, 2016

	Full Circle	GECC	GECC Initial Portfolio	Formation Adjustments	Merger Adjustments		Pro-Forma
Assets
Control investments at fair value	$100,000						$100,000
Affiliate investments at fair value	313,355						313,355
Non-control/non-affiliate investments at fair value	80,708,860		$90,000,000				170,708,860

Total investments at fair value	81,122,215		90,000,000				171,122,215
Cash	33,390,695	$30,000,000			$(5,408,763)	(c)	57,981,932
Interest receivable	993,965						993,965
Principal receivable	126,448						126,448
Due from portfolio investments	93,450						93,450
Other Assets	132,921				(117,635)	(e)	15,286

Total assets	115,859,694	30,000,000	90,000,000	—	(5,526,398)		230,333,296

Liabilities
Due to affiliates	388,965	—	—				388,965
Accrued liabilities	1,486,055	—	—				1,486,055
Interest payable	3,889	—	—				3,889
Other liabilities	204,313	—	—	$2,900,000 (a)	2,155,889	(b)	5,260,202
Notes payable	33,105,977				609,150	(d)	33,715,127

Total liabilities	35,189,199	—	—	2,900,000	2,765,039		40,854,238
Commitments and contingencies

Net assets	$80,670,495	$30,000,000	$90,000,000	$(2,900,000)	$(8,291,437)		$189,479,058

Components of net assets
Common Stock, par value $0.01 per share	$224,722	$20,000	$60,358	$(1,333)	$(174,856)	(e)	$128,891
Paid-in capital in excess of par	128,084,659	29,980,000	89,939,642	(2,898,667)	(55,755,467)	(e)	189,350,167
Distributions in excess of net investment income	(107,390)				107,390	(e)	—
Accumulated net realized losses	(32,804,994)				32,804,994	(e)	—
Accumulated net unrealized losses	(14,726,502)				14,726,502	(e)	—

Net assets	$80,670,495	$30,000,000	$90,000,000	$(2,900,000)	$(8,291,437)		$189,479,058

	$3.59						$14.70
(a)
To record GECC's estimated transaction costs (including reimbursement of costs incurred by Great Elm Capital Group and MAST in connection with the Formation Transactions and the Merger).

(b)
To record estimated Full Circle transaction costs in excess of those which were accrued on or before June 30, 2016.

(c)
To account for the special distribution declared by Full Circle immediately before the effective time of the Merger that was paid on November 3, 2016.

(d)
To adjust the carrying value of Full Circle's debt to market value as of June 30, 2016.

(e)
To eliminate historical Full Circle accounts and otherwise record purchase accounting adjustments.

The accompanying notes are an integral part of these pro forma financial statements.

 GREAT ELM CAPITAL CORP.
UNAUDITED COMBINING PRO FORMA SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2016

						Pro Forma
		Full Circle		Initial GECC Portfolio
						Par Amount/ Quantity
Description and Industry(1)	Type of Investment(2)	Cost	Fair Value	Cost	Fair Value		Cost	Fair Value
Control Investments(3)
Texas Westchester Financial, LLC Consumer Financing	Limited Liability Company Interests^	$314,312	$100,000			9,278	$314,312	$100,000

Total Control Investments		314,312	100,000				314,312	100,000

Affiliate Investments(4)
US Oilfield Company, LLC Oil and Gas Field Services	Senior Secured Revolving Loan, 12.47% (one month LIBOR plus 12.00%), 12/31/2017(5)	186,624	10,137			$186,624	186,624	10,137
	Senior Secured Term Loan A, 12.47% (one month LIBOR plus 12.00%), 12/31/2017(5)	856,358	46,809			$861,728	856,358	46,809
	Senior Secured Term Loan B, 12.47% (one month LIBOR plus 12.00%), 12/31/2017(5)	4,684,943	256,409			$4,720,391	4,684,943	256,409
	Warrant for 7.625% of the outstanding Class A voting LLC interests (strike price $0.01), expires 8/13/2024^	—	—			1	—	—
	Warrants for 4.788% of the outstanding Class B non-voting LLC interests (strike price $0.01), expire 8/13/2024^	—	—			4	—	—

		5,727,925	313,355				5,727,925	313,355

Total Affiliate Investments		5,727,925	313,355				5,727,925	313,355

Other Investments
310E53RD, LLC Real Estate Holding Company	Senior Secured Term Loan, 10.47% (one month LIBOR plus 10.00%, 10.15% floor, 16.00% cap) 7/1/2017	5,935,776	6,000,000			$6,000,000	5,935,776	6,000,000
Ads Direct Media, Inc. Internet Advertising	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.00%, 13.50% floor) 10/9/2017,(5)	1,885,195	1,115,711			$2,072,539	1,885,195	1,115,711
	Warrant for 3.25% of outstanding LLC interests (strike price $0.01) expires 10/9/2024^	—	—			1	—	—

		1,885,195	1,115,711				1,885,195	1,115,711

AP Gaming I, LLC Gambling Machine Manufacturer	Senior Secured Term Loan, 9.25% (one month LIBOR plus 8.25%, 9.25% floor) 12/20/2020	3,915,675	3,712,405			$3,949,367	3,915,675	3,712,405
Aptean, Inc Enterprise Software Company	Unfunded Revolving Loan, 4.22% (one month LIBOR plus 3.75%) (purchased with an 11.00% netback), 2/26/2019(6)	(696,402)	(640,152)			$7,500,000	(696,402)	(640,152)
Attention Transit Advertising Systems, LLC Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	1,683,179	1,784,058			$1,683,179	1,683,179	1,784,058
Avanti Communications Group plc.* Wireless Telecommunications Services	Senior Secured Notes (10.00%, due 10/1/2019)			$74,217,628	$56,276,518	$75,035,357	74,217,628	56,276,518
Background Images, Inc. Equipment Rental Services	Senior Secured Term Loan—Term A, 14.97% (one month LIBOR plus 14.50%), 9/1/2016(5)	121,127	146,128			$121,127	121,127	146,128
	Senior Secured Term Loan—Term B, 16.72% (one month LIBOR plus 16.25%), 9/1/2016(5)	446,465	471,467			$446,465	446,465	471,467

		567,592	617,595				567,592	617,595

The accompanying notes are an integral part of this schedule.

 GREAT ELM CAPITAL CORP.
UNAUDITED COMBINING PRO FORMA SCHEDULE OF INVESTMENTS—(continued)
AS OF JUNE 30, 2016

						Pro Forma
		Full Circle		Initial GECC Portfolio
	Type of Investment(2)					Par Amount/ Quantity
Description and Industry(1)		Cost	Fair Value	Cost	Fair Value		Cost	Fair Value
Other Investments (continued)
Bioventus, LLC Specialty Pharmaceuticals	Subordinated Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 4/10/2020	$5,954,883	$6,000,000			$6,000,000	$5,954,883	$6,000,000
Davidzon Radio, Inc. Radio Broadcasting	Senior Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 3/31/2020	8,809,981	9,650,035			$10,334,155	8,809,981	9,650,035
Everi Payments Inc Financial Services	Senior Unsecured Notes (10.00%, due 1/15/2022)			$11,378,696	$10,261,315	$12,289,000	11,378,696	10,261,315
GC Pivotal, LLC Data Connectivity Services Company	Unsecured Notes, 11.00%, 12/31/2020	3,170,905	3,096,712			$3,164,000	3,170,905	3,096,712
Infinite Aegis Group, LLC Healthcare Billing and Collections	Warrant for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expires 8/1/2023^	107,349	—			1	107,349	—
JN Medical Corporation Biological Products	Senior Secured Term Loan, 11.47%, (one month LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016	3,500,000	3,249,213			$3,500,000	3,500,000	3,249,213
Luling Lodging, LLC Hotel Operator	Senior Secured Term Loan, 12.47% (one month LIBOR plus 12.00%, 12.25% floor), 12/17/2017	4,476,382	3,053,505			$4,500,000	4,476,382	3,053,505
Modular Process Control, LLC Energy Efficiency Services	Unsecured Loan, 5.00%, 4/1/2025(5)	800,000	—			$800,000	800,000	—
OPS Acquisitions Limited and Ocean Protection Services Limited* Maritime Security Services	Senior Secured Term Loan, 12.50%, (one month LIBOR plus 12.00%, 12.50% floor), 3/4/2017	4,490,547	4,449,058			$4,596,293	4,490,547	4,449,058
Optima Specialty Steel, Inc. Metals and Mining	Senior Secured Notes (12.50%, due 12/15/2016)			15,120,264	12,759,500	$15,100,000	15,120,264	12,759,500
PEAKS Trust 2009-1* Consumer Financing	Senior Secured Term Loan, 7.50%, (one month LIBOR plus 5.50%, 7.50% floor), 1/27/2020	1,873,367	1,787,014			$2,129,426	1,873,367	1,787,014
PR Wireless, Inc. Wireless Communications	Senior Secured Term Loan, 10.00%, (one month LIBOR plus 9.00%, 10.00% floor), 6/27/2020	7,756,435	7,497,000			$8,330,000	7,756,435	7,497,000
	Warrant for 101 shares (at a $0.01 strike price), expires 6/27/2024^	634,145	209,844			1	634,145	209,844

		8,390,580	7,706,844				8,390,580	7,706,844

Pristine Environments, Inc. Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 14.97% (one month LIBOR plus 14.50%, 11.70% floor), 3/31/2017	5,990,807	5,990,807			$5,990,807	5,990,807	5,990,807
	Senior Secured Term Loan A, 15.97% (one month LIBOR plus 15.50%, 12.70% floor), 3/31/2017	1,513,330	1,515,546			$1,515,546	1,513,330	1,515,546
	Senior Secured Term Loan B, 15.97% (one month LIBOR plus 15.50%, 12.70% floor), 3/31/2017	2,828,824	2,845,575			$2,848,423	2,828,824	2,845,575

		10,332,961	10,351,928				10,332,961	10,351,928

The accompanying notes are an integral part of this schedule.

 GREAT ELM CAPITAL CORP.
UNAUDITED COMBINING PRO FORMA SCHEDULE OF INVESTMENTS—(continued)
AS OF JUNE 30, 2016

						Pro Forma
		Full Circle		Initial GECC Portfolio
	Type of Investment(2)					Par Amount/ Quantity
Description and Industry(1)		Cost	Fair Value	Cost	Fair Value		Cost	Fair Value
Other Investments (continued)
RiceBran Technologies Corporation Grain Mill Products	Senior Secured Revolving Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor, 12.00% cap), 6/1/2018	$1,916,188	$1,889,838			$1,958,382	$1,916,188	$1,889,838
	Senior Secured Term Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor, 12.00% cap), 6/1/2018	1,435,956	1,452,500			$1,500,000	1,435,956	1,452,500
	Warrants for 300,000 shares (at a $1.85 strike price), expire 5/12/2020^	39,368	110,905			300,000	39,368	110,905

		3,391,512	3,453,243				3,391,512	3,453,243

Sundberg America, LLC et al. Appliance Parts Distributor	Senior Secured Notes, 9.50%, 4/30/2020	7,247,922	7,278,684			$7,278,684	7,247,922	7,278,684
Tallage Lincoln, LLC Real Estate Services	Senior Secured Term Loan (10.00%, due 5/21/2018)			$481,772	$481,772	$481,772	481,772	481,772
Tallage Adams, LLC Real Estate Services	Senior Secured Term Loan (10.00%, due 12/12/2016			195,895	195,895	$195,895	195,895	195,895
The Finance Company, LLC Consumer Financing	Senior Secured Revolving Loan, 13.25% (one month LIBOR plus 12.75%, 13.25% floor), 3/31/2018	1,841,325	1,848,752			$1,841,325	1,841,325	1,848,752
The Selling Source, LLC Information and Data Services	Senior Secured Term Loan, 17.00%, 12/31/2017**	4,132,707	3,965,090			$4,924,966	4,132,707	3,965,090
Trilogy International Partners, LLC Wireless Telecommunications Services	Senior Secured Notes (13.38%, due 5/15/2019)			9,900,000	10,025,000	$10,000,000	9,900,000	10,025,000
US Shale Solutions, Inc. Oil and Gas Field Services	Senior Secured Term Loan, 10.00%, 9/15/2018	1,084,337	1,059,036			$1,084,337	1,084,337	1,059,036
	Subordinated Secured Term Loan, 12.00%, 9/15/2019	2,584,968	1,170,129			$2,584,968	2,584,968	1,170,129
	Limited Liability Company Interests(7), ^	4,325,739	—			15,079	4,325,739	—

		7,995,044	2,229,165	111,294,255	90,000,000		7,995,044	2,229,165

Total Other Investments		89,806,480	80,708,860	111,294,255	90,000,000		201,100,735	170,708,860

Total Investments		$95,848,717	$81,122,215	$111,294,255	$90,000,000		$207,142,972	$171,122,215

(1)
The investments are acquired in private transactions exempt from registration under the Securities Act of 1933 and, therefore, are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act of 1933.

(2)
A majority of the Great Elm's variable rate debt investments bear interest at a rate that is determined by reference to LIBOR ("London Interbank Offered Rate") or the U.S. prime rate, and which is reset daily, monthly, quarterly or semiannually. For each debt investment, Great Elm has provided the interest rate in effect as of June 30, 2016. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.

(3)
"Control Investments" are investments in those companies that are "Control Investments" of the applicable company, as defined in the Investment Company Act of 1940. A company is deemed to be a "Control Investment" of a BDC if a BDC owns more than 25% of the voting securities of such company.

(4)
"Affiliate Investments" are investments in those companies that are "Affiliated Companies" of the applicable company, as defined in the Investment Company Act of 1940, which are not "Control Investments." A company is deemed to be an "Affiliate" of a BDC if a BDC owns 5% or more, but less than 25%, of the voting securities of such company.

(5)
Investments were on non-accrual status as of June 30, 2016.

(6)
The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future. The cost basis of the loan reflects the unamortized portion of the "netback" received on the settlement date when the commitment was acquired.

(7)
Full Circle's equity investment in US Shale Solutions, Inc. is held through its wholly owned subsidiary FC Shale Inc.

*
Indicates assets that the applicable company believes do not represent "qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of GECC's total assets at the time of acquisition of any additional non-qualifying assets. On a pro forma basis as of June 30, 2016, non-qualifying assets aggregated to $62.5 million or 27% of the pro forma total assets of GECC.

**
Security pays all or a portion of its interest in kind.

^
Security is a nonincome-producing security.

The accompanying notes are an integral part of this schedule.

GREAT ELM CAPITAL CORP. AND SUBSIDIARIES
NOTES TO THE UNAUDITED COMBINING CONSOLIDATED PRO FORMA FINANCIAL INFORMATION
AS OF JUNE 30, 2016
DOLLAR AMOUNTS IN THOUSANDS

1. Basis of Presentation

        General.    The accompanying unaudited combining consolidated pro forma statement of assets and liabilities and schedule of investments reflects the impact of the Formation Transactions and the Merger on GECC's statement of assets and liabilities.

        The pro forma combining consolidated statement of assets and liabilities and schedule of investments are presented as if the Merger and the Formation Transactions had occurred on June 30, 2016.

        The historical financial statements of Full Circle, the statement of assets and liabilities of GECC and the unaudited combining consolidated pro forma schedule of investments give effect to pro forma events that are (1) directly attributable to the Merger or the Formation Transactions and (2) factually supportable.

        Purchase Accounting.    The pro forma combining consolidated statement of assets and liabilities was prepared using the acquisition method of accounting under Topic 805 of the Accounting Standards Codification, Business Combinations, with GECC as the acquirer in the Merger for accounting purposes. Under the acquisition method of accounting, GECC will measure the total estimated purchase price (consideration transferred) as described in Note 4, "Estimate of Consideration Expected to be Transferred," as of the effective time of the Merger using the market price of GECC common stock and number of outstanding shares of Full Circle common stock at that time. Therefore, this may result in a per share equity value that is different from that assumed for the purposes of preparing this pro forma combining consolidated statement of assets and liabilities. GECC has assumed that Full Circle's assessment of the fair market value of its assets is correct and will revise the valuation of Full Circle's assets and liabilities as of the effective time of the Merger as additional information becomes available and as GECC performs additional valuation work.

        Differences between these preliminary estimates and the final acquisition accounting will occur and these differences could have a material impact on the pro forma combined consolidated statement of assets and liabilities and the schedule of investments and GECC's future results of operation and financial position.

        Transaction Costs.    Acquisition related transaction costs (e.g., investment banker, advisory, legal, valuation, and other professional fees) have not been included as a component of consideration transferred, but instead must be expensed as incurred. The pro forma statement of assets and liabilities reflects the anticipated transaction costs of both companies as accrued expenses with a corresponding decrease in stockholders' equity and net asset value in the pro forma combined consolidated statement of assets and liabilities. The costs that Full Circle, MAST, Great Elm Capital Group and GECC may ultimately incur could differ materially from this amount.

        Accounting Policies.    In order to prepare the pro forma financial statements, GECC performed a preliminary review of Full Circle's accounting policies to identify significant differences. GECC will continue to conduct additional reviews of GECC's accounting policies to determine if differences in accounting policies require further adjustment or reclassification of Full Circle's results of operations, assets or liabilities to conform to GECC's accounting policies and classifications. As a result of that review, GECC may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the pro forma financial statements.

        Limitations.    The pro forma combining consolidated statement of assets and liabilities is presented for informational purposes only and the pro forma combining consolidated statement of assets and liabilities is not necessarily indicative of what GECC's financial position would actually have been had the Formation Transactions been completed or the Merger had been completed on the date indicated. In addition, the pro forma combining consolidated statement of assets and liabilities does not purport to project the future financial position of GECC. There were no material transactions among Full Circle, the MAST Funds, or Great Elm Capital Group, on the one hand, and GECC, on the other hand, that would need to be eliminated.

2. The Merger

        Upon completion of the Merger, Full Circle stockholders received 0.2219 shares of GECC common stock for each share of Full Circle common stock. The exchange ratio was fixed and was not adjusted for changes in the market value of shares of Full Circle common stock or net asset value.

        Full Circle declared a special dividend of $5,409 payable to holders of record of Full Circle common stock immediately before the effective time of the Merger, which was paid on November 3, 2016.

        The exchange ratio was determined based on Full Circle's and GECC's net asset value of August 31, 2016. GECC's net asset value is to be determined after giving effect to the transactions contemplated by the Subscription Agreement as if such transactions had been completed as of August 31, 2016.

3. The Formation Transactions

        Per the Subscription Agreement, on June 23, 2016, Great Elm Capital Group contributed $30,000 to GECC in exchange for 30 shares of GECC. On November 1, 2016, GECC issued additional shares of its common stock to Great Elm Capital Group so that the total number of shares held by Great Elm Capital Group immediately before the Merger equaled (a) $30,000 minus 25% of GECC's then estimated costs associated with the Merger and the Formation Transactions divided by (b) 15. The total shares issued to Great Elm Capital Group were 1,966,667.

        Per the Subscription Agreement, the MAST Funds contributed a portfolio of debt investments to GECC. GECC issued shares of its common stock equal to (a) the fair market value of the securities contributed by the MAST Funds as of August 31, 2016 minus 75% of GECC's then estimated costs associated with the Merger and the Formation Transactions divided by (b) 15. The total shares issued to the MAST Funds were 5,935,800.

        GECC agreed to reimburse MAST's and Great Elm Capital Group's, transaction costs if the transactions were completed. GECC currently estimates its, MAST's and Great Elm Capital Group's aggregate transaction costs through the effective time were approximately $2,900.

4. Estimate of Consideration Expected to be Transferred

        In estimating the fair value of the merger consideration, or purchase price, GECC had assumed a price per share of GECC common stock of $15.00.

        The following is the preliminary estimate of the purchase price as of June 30, 2016:

Full Circle net asset value as of June 30, 2016(a)	$82,087
Special Distribution(b)	(5,409)
Estimated Full Circle transaction costs not deducted in determining net asset value as of the Measurement Date(c)	(1,759)

Estimate of consideration to be transferred	$74,800

(a)
Represents Full Circle's net asset value as of June 30, 2016.

(b)
Full Circle declared a Special Distribution in an amount equal to $5,000 plus Full Circle's accrued and unpaid net investment income through the Measurement Date.

(c)
Full Circle's total transaction costs are estimated at $3,280 and $1,521 had been accrued as of June 30, 2016.

        These estimates were subject to change, and did in fact change, between the estimates and the final Exchange Ratio (which was calculated as of August 31, 2016) and the final amounts used in GECC's purchase accounting.

5. Pro Forma Adjustments

(a)
To record GECC's estimated transaction costs (including reimbursement of costs incurred by Great Elm Capital Group and MAST in connection with the Formation Transactions and the Merger).

(b)
To record estimated Full Circle transaction costs in excess of those which were accrued on or before June 30, 2016.

(c)
Amount of the Special Distribution declared by Full Circle immediately before the Effective Time and payable after the Effective Time.

(d)
To adjust the carrying value of Full Circle's debt to market value as of June 30, 2016.

(e)
To eliminate historical Full Circle accounts and otherwise record purchase accounting adjustments.

6. Exchange Ratio

        Historical net asset value per share for Full Circle is calculated based on 22,427,243 shares of Full Circle common stock outstanding on August 31, 2016. For purposes of calculating pro forma net asset value per share, pro forma shares outstanding were determined as follows:

	Full Circle	Great Elm Capital Group, Inc.	MAST Funds	Total
Net asset value(a)	$74,800	$29,500	$89,037	$193,337
Shares(b)	4,986,637	1,966,667	5,935,800	12,889,104
(a)
Reflects the amount in the applicable party's information provided to set the exchange ratio as of August 31, 2016.

(b)
Reflects the GECC shares issued per the Merger Agreement and the Subscription Agreement respectively without reducing the amount of shares issued for any fractional share adjustments.

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GREAT ELM CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
AS OF NOVEMBER 3, 2016
DOLLAR AMOUNTS IN THOUSANDS (EXCEPT PER SHARE AMOUNTS)

Assets
Investments at Fair Value (Cost of $165,152)	$164,657
Cash	59,109
Interest receivable	2,997
Principal receivable	1,220
Due from portfolio investments	88
Other assets	281

Total assets	$228,352

Liabilities
Due to affiliates	$2,480
Accrued liabilities	5,207
Interest payable	233
Other liabilities	111
Notes payable 8.25% due June 30, 2020 (plus unamortized premium of $929)	34,574

Total liabilities	42,605

Commitments and contingencies	—
Net assets	$185,747

Components of net assets
Common stock, par value $0.01 per share (100,000,000 authorized; 12,889,052 issued and outstanding)	$129
Additional paid in capital	186,114
Accumulated net unrealized losses	(495)

Net assets	$185,747

Net asset value per share	$14.41

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 2016	GREAT ELM CAPITAL CORP.
	By:	/s/ Michael J. Sell
	Name:	Michael J. Sell
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated December 27, 2016

QuickLinks

  Item 2.01 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits.
UNAUDITED COMBINING CONSOLIDATED PRO FORMA FINANCIAL INFORMATION
GREAT ELM CAPITAL CORP. AND SUBSIDIARIES UNAUDITED COMBINING CONSOLIDATED PRO FORMA FINANCIAL INFORMATION AS OF JUNE 30, 2016
GREAT ELM CAPITAL CORP. UNAUDITED COMBINING PRO FORMA SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2016
GREAT ELM CAPITAL CORP. UNAUDITED COMBINING PRO FORMA SCHEDULE OF INVESTMENTS—(continued) AS OF JUNE 30, 2016
GREAT ELM CAPITAL CORP. UNAUDITED COMBINING PRO FORMA SCHEDULE OF INVESTMENTS—(continued) AS OF JUNE 30, 2016
GREAT ELM CAPITAL CORP. AND SUBSIDIARIES NOTES TO THE UNAUDITED COMBINING CONSOLIDATED PRO FORMA FINANCIAL INFORMATION AS OF JUNE 30, 2016 DOLLAR AMOUNTS IN THOUSANDS
GREAT ELM CAPITAL CORP. AND SUBSIDIARIES CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) AS OF NOVEMBER 3, 2016 DOLLAR AMOUNTS IN THOUSANDS (EXCEPT PER SHARE AMOUNTS)
SIGNATURES
EXHIBIT INDEX